                               LINDNER INVESTMENTS

SUPPLEMENT, dated August 23, 2001, to Prospectus and Statement of Additional Information, each dated October 6, 2000:

Shareholders of the Lindner Asset Allocation Fund, Lindner Large-Cap Fund, Lindner Small-Cap Fund, Lindner Utility Fund, Lindner Market Neutral Fund and Lindner Government Money Market Fund have approved all of the proposals that were submitted for their consideration, as described in the Lindner Funds' Proxy Statement dated May 17, 2001. AS A RESULT, THE FOLLOWING CHANGES BECAME EFFECTIVE ON AUGUST 1, 2001:

1. The name of the Lindner Asset Allocation Fund has been changed to "Lindner Growth and Income Fund" and its investment objective has been changed to be "long-term capital appreciation with income as a secondary investment objective".

2. The name of the Lindner Large-Cap Fund has been changed to "Lindner Large-Cap Growth Fund" and CastleArk Management, LLC is the Subadviser for the Lindner Large-Cap Growth Fund.

3. The name of the Lindner Small-Cap Fund has been changed to "Lindner Small-Cap Growth Fund" and CastleArk Management, LLC is the Subadviser for the Lindner Small-Cap Growth Fund.

4. U.S Bancorp Piper Jaffray Asset Management, Inc. ("USBPJAM"), continues to serve as the Subadviser for the Lindner Government Money Market Fund.

5. The name of the Lindner Utility Fund has been changed to "Lindner Communications Fund", its investment objective has been changed to be "long-term capital appreciation", its investment subclassification has been changed to "non-diversified" and its fundamental investment policy requiring it to concentrate on investing in securities of Utilities has been eliminated. The change to "non-diversified" status provides Lindner Asset Management, Inc. (the "Adviser"), and any Subadviser, with greater flexibility in making investment decisions in order to achieve its proposed new investment objective of long-term capital appreciation. During times when the Adviser, or any Subadviser, invests a higher percentage of the Fund's assets in one or more companies, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of companies, and the Fund will be exposed to a greater degree of market risk due to its investment in a fewer number of companies.

6. A new investment management agreement for all of the Lindner Funds has become effective, under which higher management fees are now paid to the Adviser by the Lindner Large-Cap Growth Fund and the Lindner Small-Cap Growth Fund. When subadvisers for the Lindner Growth and Income Fund and the Lindner Communications Fund are hired, the management fees payable to those funds will also increase. See "Compensation, Expenses and Limitations" below for further information.

7. A Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 has been put into effect for the Investor Shares of Lindner Growth and Income Fund, Lindner Large-Cap Growth Fund, Lindner Small-Cap Growth Fund, Lindner Communications Fund and Lindner Market Neutral Fund, under which Investor Shares of these Funds are permitted to pay distribution fees of up to 25 basis points (0.25%) annually for the marketing of these Funds. On August 17, 2001, the class of Institutional Shares for these Lindner Funds will be combined with the class of Investor Shares and the dual class structure of these Lindner Funds will be terminated. After that date, all Lindner Funds will offer a single class of shares, which will be subject to a Rule 12b-1 Distribution Plan. On August 17, 2001, holders of Institutional Shares will automatically receive an amount of Investor Shares in their Lindner Fund that is equal in value to their holdings of Institutional Shares at the close of business on August 16, 2001.

8. An Administration Agreement has been entered into between Lindner Investments and the Adviser pursuant to which the Adviser is being paid a separate fee of 10 basis points (0.10%) annually for providing certain administrative services to the Lindner Funds.

In addition, shareholders of all of the Lindner Funds approved a proposal that will allow the Adviser to operate in a "manager-of-managers" style, which means that the Adviser may hire and terminate a Subadviser for any of the Lindner Funds, or amend any material provisions of a Sub-Advisory Contract with a Subadviser for a Lindner Fund, without shareholder approval by the shareholders of that Fund, but only with the approval of the Board of Trustees of Lindner Investments and only after the Securities and Exchange Commission has issued an order exempting the Adviser and Lindner Investments from the requirements of
Section 15 of the Investment Company Act relating to shareholder approval, and further provided that the Adviser complies with the conditions that are expected to be set forth in such exemptive order. The Adviser and Lindner Investments have applied to the SEC for such an exemptive order, but it has not yet been issued.

As a result of the new investment management fees, the Rule 12b-1 distribution fees and the new Administration Agreement, the table showing "Annual Fund Operating Expenses", appearing on page 10 of the Prospectus, dated October 6, 2000, and the table showing "Expense Examples" on page 11 of the Prospectus, dated October 6, 2000, are hereby amended to read as follows:

    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                                  TOTAL
                                                MANAGEMENT     DISTRIBUTION       OTHER         OPERATING
                                                   FEES        (12B-1) FEES      EXPENSES       EXPENSES(1)
                                                   ----        ------------      --------       -----------
                                                         (as a percentage of average daily net assets)
     Growth and Income Fund.................     0.70%(2)         0.25%            0.30%           1.25%
     Large-Cap Growth Fund..................     0.80%            0.25%            0.30%           1.35%
     Small-Cap Growth Fund..................     0.95%            0.25%            0.30%           1.50%
     Communications Fund....................     1.00%(2)         0.25%            0.30%           1.55%
     Market Neutral Fund....................     1.00%            0.25%            0.93%           2.18%
     Government Money Market Fund...........     0.14%(3)         0.00%            0.36%           0.50%

     --------

     (1) Pro forma operating expenses include estimated expenses to be incurred under the new Administration Agreement.

     (2) The Adviser has agreed to waive a portion of this management fee until such time as a Subadviser for this Fund has been engaged. Until this occurs, the Management Fee and Total Operating Expenses for the Growth and Income Fund will not exceed 0.54% and 1.09%, respectively, of average daily net assets of the Fund, and the Management Fee and Total Operating Expenses for the Communications Fund will not exceed 0.70% and 1.25%, respectively, of average daily net assets of the Fund.

     (3) Fee waiver would be required to keep Total Operating Expenses at the agreed-upon maximum.

     EXPENSE EXAMPLES

     These examples may help you to compare the costs of investing in one of the Lindner Funds with the costs of investing in other mutual funds. Because the table uses hypothetical (assumed) conditions, your actual costs may be higher or lower. These examples should not be considered as representing past or future performance or expense of any Fund. You would pay the following expenses on a $10,000 investment, assuming (1) Total Operating Expenses of each Fund are as set forth in the table above, (2) each Fund has a 5% annual return and (3) you redeem your shares at the end of each time period:

                                                       1 YEAR          3 YEARS           5 YEARS         10 YEARS
                                                       ------          -------           -------         --------
     Growth and Income Fund.................            $127             $397              $686           $1,511
     Large-Cap Growth Fund..................            $137             $428              $739           $1,624
     Small-Cap Growth Fund..................            $153             $474              $818           $1,791
     Communications Fund....................            $158             $490              $845           $1,845
     Market Neutral Fund....................            $221             $682            $1,169           $2,513
     Government Money Market Fund...........             $52             $164              $285             $640

As a result of the changes described above, the information appearing under the caption "Management of the Trust" on pages 29 to 31 of the Prospectus, dated October 6, 2000, is amended to read as follows:

     MANAGEMENT OF THE TRUST

     The Trust is governed by a Board of Trustees that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Trust, and review each Fund's performance. The majority of Trustees are not affiliated with the Trust. The Trust is permitted to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. Information about the Trustees and executive officers of the Trust may be found in the SAI.

     INVESTMENT ADVISER

     Lindner Asset Management, Inc. ("Lindner Management" or the "Adviser") serves as investment adviser for each of the Funds. Lindner Management also performs certain administrative services for Funds. The Adviser's business address is 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015. The Adviser is registered as an investment adviser with the Securities and Exchange Commission. As of June 30, 2001, the Adviser managed approximately $626 million of assets. Lindner Management provides day-to-day portfolio management services for the Growth and Income Fund, the Communications Fund and the Market Neutral Fund. The Adviser has appointed the following portfolio managers for these Funds:

         Growth and Income Fund:
            - John F. Meara, CFA, Steven L. Finerty and Gary J. Orf, CFA, co-managers.


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


         Communications Fund:
            -  Thomas F. Lynch, manager.

         Market Neutral Fund:
            -  Jeffrey D. Fotta and Thomas F. Lynch, co-managers.

     John F. Meara was employed by the Adviser on August 1, 2001. He received a BSBA degree in finance and real estate from the University of Missouri. Mr. Meara is also employed as President of Argent Capital Management LLC, a registered investment advisor based in St. Louis, Missouri, a position he has held since 1998. Prior to that date he served from 1997 to 1998 as a portfolio manager for Commerce Bank, St. Louis, Missouri, and from 1995 to 1997 he was an investment analyst for American Express Financial Advisors. Mr. Meara is a Chartered Financial Analyst.

     Steven L. Finerty was employed by the Adviser on August 1, 2001. He received a BS degree from Drake University and a JD degree from the University of Missouri. Mr. Finerty is also employed as Chairman of Argent Capital Management LLC and as a senior equity advisor for Moneta Group Investment Advisors, Inc., a registered investment adviser based in St. Louis, Missouri. Mr. Finerty has been associated with the Moneta Group since 1986.

     Gary J. Orf was employed by the Advisor on August 1, 2001. He received a BSBA degree in finance and an MBA degree from the University of Missouri. Mr. Orf has been employed since 1999 as Managing Director of Investments at Argent Capital Management LLC, where he primarily serves high net worth individuals. Prior to joining Argent Capital Management LLC, Mr. Orf was an equity analyst and portfolio manager for Firstar Bank, N.A., in St. Louis.

     Jeffrey D. Fotta has been employed by the Adviser as a Vice President and portfolio manager since April 1999. He received a BA in Economics and Philosophy and an MBA in Finance from Boston College. He is a member of the Boston Security Analysts Society, the Association of Investment Management and Research, and the International Association of Financial Engineers. Mr. Fotta also teaches the core finance course at the Carroll Graduate School of Management at Boston College. Mr. Fotta has over 15 years of experience in fundamental analysis of equity securities as a founder and Managing Partner of Ernst Research and Management, LLC, located in Boston, Massachusetts. Mr. Fotta is a Chartered Financial Analyst.

     Thomas Lynch has been employed by the Adviser as a portfolio manager since March 2000. He earned a BS degree in Computer Science and Mathematics from Boston College. Mr. Lynch has over 20 years of experience in macro and micro-economic modeling and computer programming. For the past eight years, he has been employed by Ernst Research & Management, LLC, developing research based on quantitative analysis, as well as several portfolio trading strategies and products. Mr. Lynch has extensive experience with the selection and optimization of equity positions for market neutral and long strategies. Mr. Lynch's previous experience includes managing and trading a hedge fund portfolio, as well as creating auditing tools used to analyze growth, profitability, and liquidity.

     In addition, Lindner Management provides investment management services to the Large-Cap Growth Fund, the Small-Cap Growth Fund and the Government Money Market Fund through Subadvisers that are specially selected and qualified to manage those Funds.

     MANAGER-OF-MANAGERS STYLE. Lindner Management intends to act as a "manager-of-managers" for the Funds, and to this end it has applied to the Securities and Exchange Commission for an order exempting it and the Funds from the provisions of the 1940 Act that require approval by a fund's shareholders for any new subadvisory contract or any material change in a subadvisory contract. As a "manager-of-managers", the Adviser has hired subadvisers to manage the assets of the Large-Cap Growth Fund, the Small-Cap Growth Fund and the Government Money Market Fund and the shareholders of each of those funds have approved the subadvisory contract for that fund. If the exemptive order is issued by the SEC, Lindner Management intends to seek out and hire additional subadvisers for the Growth and Income Fund, Communications Fund and Market Neutral Fund, with the approval of the Board of Trustees of the Trust, but it will not be required to seek shareholder approval in order to enter into contracts with any new unaffiliated subadvisers. The Adviser anticipates that any new investment portfolios of the Trust that it is responsible for managing in the future will also be managed in this style, through the use of subadvisers. Lindner Management remains responsible for the performance of all of the Lindner Funds, oversees the subadvisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each subadviser's adherence to its investment style and performance results in order to recommend any changes in subadvisers to the Trust's Board of Trustees.

     SUB-ADVISERS

     CASTLEARK MANAGEMENT, LLC CastleArk Management, LLC ("CastleArk") is the Subadviser for the Large-Cap Growth Fund and the Small-Cap Growth Fund. CastleArk is an independent investment management company founded in 1999 that is a registered investment adviser, owned principally by Jerome A. Castellini and Edward A. Clark. Its principal offices are located at 101 North Wacker Drive, Chicago, Illinois 60606. The primary business of CastleArk is the management of small to large-cap equity portfolios and investment grade bonds for institutions and individuals. As Subadviser, CastleArk provides day-to-day portfolio management services to the Large-Cap Growth Fund and the Small-Cap Growth Fund. The Adviser has appointed the following portfolio co-managers for these Funds:

         Large-Cap Growth Fund:
            - Jerome A. Castellini, Edward A. Clark and Robert S. Takazawa, co-managers.

         Small-Cap Growth Fund:
            -  Roger H. Stamper and Stephen J. Wisneski, co-managers.

         Jerome A. Castellini received a BA degree in Economics from the University of Notre Dame and an MBA from the University of Chicago. Since founding CastleArk, Mr. Castellini has been primarily involved in the management of equity portfolios. From June 1989 until January 1999, Mr. Castellini was a director and a portfolio manager of mutual funds for the investment management firm of Loomis, Sayles & Co., L.P., with principal responsibilities for the management of that firm's large-cap and mid-cap growth products. From November 2000 until August 2001, Mr. Castellini was employed by Lindner Management as a co-manager of the Large-Cap Growth Fund.

         Edward A. Clark earned a BA degree in Economics from Northwestern University and an MBA in Finance from DePaul University. From May 1990 until January 1999, Mr. Clark was a portfolio manager of mutual funds for the investment management firm of Loomis, Sayles & Co., L.P., with principal responsibilities for the management of its investment grade bond products. From November 2000 until August 2001, Mr. Clark was employed by Lindner Management as a co-manager of the Large-Cap Growth Fund.

         Robert S. Takazawa, Jr., CFA, earned a BBA in Finance from the University of Notre Dame and an MBA in Finance from Northwestern University. Since August 1999, Mr. Takazawa has been employed as a Vice President of CastleArk Management, LLC, and has been primarily focused on large-cap companies. From June 1994 until July 1999, Mr. Takazawa was employed as a Vice President of Loomis, Sayles & Co., L.P., where he was responsible for co-managing its large-cap growth product. From June 1974 until May 1994, he was employed as a Senior Vice President of Kemper Financial Services, Inc., where he was responsible for its institutional equity products. Mr. Takazawa is a Chartered Financial Analyst. From November 2000 until August 2001, Mr. Takazawa was employed by Lindner Management as a co-manager of the Large-Cap Growth Fund.

         Roger H. Stamper, CFA, earned a BS in Mathematics and an MBA in Finance from Western Michigan University. Since November 1999 he has been employed by CastleArk Management, LLC, as a Vice President and has been primarily involved in the management of equity portfolios. From May 1998 until October 1999, Mr. Stamper was the President of Spyglass Asset Management, in Portage, Michigan, a registered investment adviser, where he was principally involved in the management of investment portfolios for individual clients. Prior to May 1998, Mr. Stamper was a Managing Director of First of America Investment Corporation, in Kalamazoo, Michigan, the investment adviser for the Parkstone Funds, a family of mutual funds, and in this capacity Mr. Stamper served as a portfolio manager for the Parkstone Small-Cap Fund. Mr. Stamper is a Chartered Financial Analyst. From November 2000 until August 2001, Mr. Stamper was employed by Lindner Management as a co-manager of the Small-Cap Growth Fund.

         Stephen J. Wisneski, CFA, earned a BS in Civil Engineering from Michigan State University and an MBA in Finance from the University of Houston. Since November 1999 he has been employed by CastleArk Management, LLC, as a Vice President and has been primarily involved in the management of equity portfolios. From June 1988 until October 1999, Mr. Wisneski was the Chief Operating Officer of Spyglass Asset Management, in Portage, Michigan, a registered investment adviser, where he was principally involved in the management of investment portfolios for individual clients. Prior to May 1998, Mr. Wisneski was a Vice President and Senior Portfolio Manager with First of America Investment Corporation, and he was employed in various capacities including client service, industry analysis and as a portfolio manager in the mid-cap and large-cap growth strategies. Mr. Wisneski is a Chartered Financial Analyst. From November 2000 until August 2001, Mr. Wisneski was employed by Lindner Management as a co-manager of the Small-Cap Growth Fund.

     U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC. U.S. Bancorp Piper Jaffray Asset Management, Inc. ("USBPJAM"), is the Subadviser for the Government Money Market Fund. USBPJAM is a Delaware corporation that is wholly-owned by U.S. Bank, N.A., which in turn is wholly-owned by U.S. Bancorp. U.S. Bancorp is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp operates seven banks and 11 trust companies with banking offices in 28 states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At March 31, 2001 on a pro forma combined basis, U.S. Bancorp and its subsidiaries had consolidated assets of more than $160 billion, consolidated deposits of more than $104 billion and shareholders' equity of more than $15 billion. Its shares of common stock are listed on the New York Stock Exchange and trade under the symbol USB. The offices of USBPJAM are located at 601 Second Avenue South, Minneapolis, Minnesota 55402. USBPJAM provides investment management services to mutual funds, individuals and institutions, including corporations, foundations, pensions and retirement plans. As of May 1, 2001, USBPJAM and its affiliates served as investment adviser or subadviser to over 60 separate investment portfolios and institutional and trust managed accounts that had total assets in excess of $116 billion.

     COMPENSATION, EXPENSES AND LIMITATIONS

     The Funds bear all expenses of their operations other than those incurred by the Adviser and the Subadvisers under their advisory and sub-advisory agreements, and those incurred by Lindner Management under its administration agreement with the Trust. In particular, each Fund pays investment management fees, administration fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and meeting expenses and Trustees' fees and expenses.

     In July 2001, shareholders of the Funds approved a new investment management agreement for the Funds. Under this new agreement, the Trust will pay the Adviser management fees, as a percentage of the average net assets of each Fund, as follows (before giving effect to any fee waivers described below):

     NAME OF FUND                                                                          MANAGEMENT FEES
     ------------                                                                          ---------------
     Growth and Income Fund --
         First $500 million of assets...................................................        0.70%
         Assets between $500 million and $1 billion.....................................        0.65%
         Assets over $1 billion.........................................................        0.60%
     Large-Cap Growth Fund --
         First $500 million of assets...................................................        0.80%
         Assets between $500 million and $1 billion.....................................        0.75%
         Assets over $1 billion.........................................................        0.70%
     Small-Cap Growth Fund --
         First $500 million of assets...................................................        0.95%
         Assets between $500 million and $1 billion.....................................        0.90%
         Assets over $1 billion.........................................................        0.85%
     Communications Fund --
         First $500 million of assets...................................................        1.00%
         Assets between $500 million and $1 billion.....................................        0.90%
         Assets over $1 billion.........................................................        0.85%
     Market Neutral Fund --.............................................................        1.00%
     Government Money Market Fund --....................................................        0.15%

     The compensation payable to the Subadvisers is paid by the Adviser. No Fund is responsible for payment of any subadvisory fees. For the two fiscal years ending June 30, 2003, the Adviser has agreed to waive a portion of its investment management fees and its administration fees, or to reimburse expenses, to the extent that a Fund's total expense ratio exceeds the expense limitation shown below for a particular Fund. After July 1, 2003, this fee waiver may be discontinued by the Adviser at any time. The expense limitations for the Funds are as follows:

                                                                    MAXIMUM TOTAL
                                                                  OPERATING EXPENSE
                                                                  -----------------
                  Growth and Income Fund..................................1.25%
                  Large-Cap Growth Fund...................................1.35%
                  Small-Cap Growth Fund...................................1.50%
                  Communications Fund.....................................1.55%
                  Market Neutral Fund.....................................2.18%
                  Government Money Market Fund............................0.50%

     In addition to this fee waiver intended to limit Total Operating Expenses of each Fund, the Adviser has agreed to waive a portion of its Management Fee to provide that there will be no increase in the Management Fees over the fees which were paid to the Adviser under the old advisory agreements that preceded the recently-approved investment management agreement until such time as the Adviser has engaged the services of a Subadviser for a particular Fund. See the information above under "Annual Fund Operating Expenses" for further information about this waiver.

Effective July 30, 2001, the Lindner Opportunities Fund was liquidated and its shares are no longer offered for sale.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE




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